UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2026

MEDALLION FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-37747

(Commission File Number)

04-3291176

(IRS Employer Identification No.)

437 Madison Avenue, 38th Floor
New York, New York 10022
(Address of Principal Executive Offices) (Zip Code)

(212) 328-2100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MFIN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 9, 2026, Medallion Financial Corp. (the “Company”) held its 2026 annual meeting of shareholders (the “Annual Meeting”). As of April 13, 2026, the record date for the determination of shareholders entitled to vote at the Annual Meeting (the “Record Date”), there were 23,864,438 shares of common stock outstanding and entitled to notice of and to vote at the Annual Meeting. 17,419,949 shares of common stock, or 73.0% of the common stock outstanding on the Record Date, were present in person or represented by proxy at the Annual Meeting, constituting a quorum.

Set forth below are (i) the matters voted upon at the Annual Meeting, which are more fully described in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on April 30, 2026, and (ii) the final certified results of the voting reported by First Coast Results, Inc., the independent Inspector of Election for the Annual Meeting.

Proposal 1 – Election of Class III Directors

Shareholders elected each of the Company’s nominees to serve as Class III Directors, each for a term expiring at the 2029 Annual Meeting of Shareholders of the Company, and for the third consecutive annual meeting of shareholders with respect to which BIMIZCI Fund LLC (the “Dissident”) submitted notice of director nominations, did not elect any of the Dissident’s nominees, by the following votes:

	VOTES FOR	VOTES WITHHELD
COMPANY NOMINEES
John Everets	14,905,644	2,476,122
Cynthia A. Hallenbeck	13,199,033	4,182,873
Alvin Murstein	12,785,454	4,596,312

DISSIDENT NOMINEES
Eric Kelly	3,384,358	13,997,407
John Kiernan	4,711,028	12,670,737
Timothy Shanahan	2,038,133	15,343,773

Proposal 2 – Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the year ending December 31, 2026 by the following votes:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
16,425,384	742,483	252,082

Proposal 3 – Non-Binding Advisory Vote to Approve Named Executive Officer Compensation

The Company’s stockholders approved a non-binding advisory resolution to approve the 2025 compensation of the Company’s named executive officers, as described in the Company’s proxy statement, by the following votes:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
14,202,106	2,854,013	363,830

No other matters were properly presented for consideration or shareholder action at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALLION FINANCIAL CORP.

Dated: June 12, 2026	By:	/s/ Anthony N. Cutrone
		Name:	Anthony N. Cutrone
		Title:	Chief Financial Officer